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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   November 20, 2000



                             THE WISER OIL COMPANY
             (Exact name of registrant as specified in is charter)



         Delaware                     0-5426               55-0522128
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)

                         8115 Preston Road, Suite 400
                              Dallas, Texas 75225
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (214) 265-0080


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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                             THE WISER OIL COMPANY
                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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Item 1.    Changes in Control of Registrant.

          Not applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not applicable.

Item 3.    Bankruptcy or Receivership.

          Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.    Other Events.

     On November 20, 2000, The Wiser Oil Company, a Delaware corporation (the "Company"), announced that its Board of Directors approved an extension of time, from November 25, 2000 to May 25, 2001, for Wiser Investment Company, LLC ("WIC") to exercise its option to purchase an additional $10 Million of Series C Convertible Preferred Stock under the terms of the Amended and Restated Stock Purchase Agreement dated as of December 13, 1999 (the "Stock Purchase Agreement"). The Company and WIC entered into Amendment No. 1 to the Stock Purchase Agreement dated as of November 20, 2000 providing for the extension of WIC's option.

     The Company also announced that its Board of Directors approved the payment in kind of dividends on the Series C Preferred Stock for the second and third quarters of 2000.

Item 6.    Resignations of Registrant's Directors.

          Not applicable.

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Item 7.    Financial Statements and Exhibits.

          (c)  Exhibits

               Item      Exhibits
               ----      --------

               10.1* Amendment No. 1 to Amended and Restated Stock Purchase Agreement dated as of November 20, 2000

               99.1*      Press Release dated as of November 20, 2000.

_______
*filed herewith

Item 8.    Change in Fiscal Year.

          Not applicable.

Item 9.    Sales of Equity Securities Pursuant to Regulation S.

          Not applicable.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     THE WISER OIL COMPANY



Date:  December 5, 2000              By:  /s/ George K. Hickox, Jr.
                                          -------------------------
                                     George K. Hickox, Jr.
                                     Chairman and Chief Executive Officer

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                               INDEX TO EXHIBITS


Item
Number                Exhibit
------                -------

10.1            Amendment No. 1 to Amended and Restated Stock
                Purchase Agreement dated as of November 20, 2000

99.1            Press Release dated as of November 20, 2000.


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